Note 15 - Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

16. Income Taxes

Deferred income taxes arise from timing differences resulting from income and expense items reported for financial account and tax purposes in different periods. A deferred tax asset valuation allowance is recorded when it is more likely than not that deferred tax assets will not be realized. During the three months ended September 30, 2013, there was no income tax expense or benefit for federal and state income taxes in the accompanying condensed consolidated statements of operations due to our net loss and a valuation allowance on the resulting deferred tax asset. Our deferred tax asset has a 100% valuation allowance.

15. Income Taxes

During the years ended December 31, 2012 and 2011, respectively, there was no income tax expense or benefit for federal and state income taxes in the accompanying consolidated statements of operations due to our net loss and a valuation allowance on the resulting deferred tax assets.

The actual tax expense differs from the “expected” tax expense for the years ended December 31, 2012 and 2011 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) as follows:

	December 31, 2012	December 31, 2011
Tax at Federal Statutory Rate	$(2,936,000)	$(1,536,000)
State taxes, net of Federal benefit	(454,000)	(385,000)
Research and Development Credits	—	(13,000)
Fair Market Value of Warrants	142,000	(882,000)
Stock Based Compensation	145,000	218,000
Other permanent items	(7,000)	2,000
Valuation allowance	3,110,000	2,596,000
Income Tax Provision	$—	$—

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows:

	December 31, 2012	December 31, 2011
Deferred tax assets:
Net operating loss and credit carryforwards	$27,874,000	$24,978,000
Stock-Based Compensation	1,190,000	1,113,000
Accruals	976,000	811,000
Basis difference for fixed assets and intangibles	190,000	224,000
Total gross deferred tax assets	30,230,000	27,126,000
Valuation allowance	(30,230,000)	(27,126,000)
Net deferred tax assets	$—	$—

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized.  We established a 100% valuation allowance due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.  At December 31, 2012, we had useable net operating loss carryforwards of approximately $69.4 million for federal and $67.2 million for state income tax purposes available to offset future taxable income expiring through 2032 for both federal and California.  At December 31, 2012, we had useable R & D credits of approximately $332,000 for federal and $231,000 for California.  The federal credits expire through 2032 and the state credits have no expiration.  The net change in the valuation allowance during the years ended December 31, 2012 and 2011 was an increase of approximately $3,100,000 primarily due to current year losses.

Internal Revenue Code Section 382 places a limitation (the "Section 382 Limitation") on the amount of taxable income, which can be offset by net operating loss carryforwards after a change in control (generally greater than a 50% change in ownership) of a loss corporation. Generally, after a control change, a loss corporation cannot deduct operating loss carryforwards in excess of the Section 382 Limitation. Due to these "change in ownership" provisions, utilization of the net operating loss and tax credit carryforwards may be subject to an annual limitation regarding their utilization against taxable income in future periods. The company has not concluded its analysis of Section 382 through December 31, 2012 but believes that these provisions will not limit the availability of losses to offset future income.

On January 1, 2007, we adopted ASC Topic 740—Income Taxes (“ASC 740”) FASB ASC 740, “Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). Due to net operating loss and research credit carryforwards, substantially all of our tax years remain open to U.S. federal and state tax examinations. We classify interest and penalties recognized pursuant to Interpretation 48 as part of income tax expense. No interest or penalties related to unrecognized tax benefits have been accrued for the year ended December 31, 2012. We anticipate our unrecognized tax benefits will increase in the next 12 months due to any additional research credits claimed.

The aggregate changes in the balance of gross unrecognized tax benefits were as follows (in thousands):

	2012	2011
Balance, beginning of year	$136,000	$123,000
Additions based on tax positions related to the current year	—	13,000
Additions for tax positions related to prior years	4,000	—
Reductions for tax positions related to prior years	—	—
Balance, end of year	$140,000	$136,000

In the event that any unrecognized tax benefits are recognized, the effective tax rate will be affected. Approximately $121,000 and $117,000 at December 31, 2012 and 2011 respectively, of unrecognized tax benefits would impact the effective rate, if recognized.